Note 5. Related Party Transactions	6 Months Ended
Jun. 30, 2014
Notes
Note 5. Related Party Transactions

NOTE 5.              RELATED PARTY TRANSACTIONS

In the first quarter, sole director Andy Z. Fan determined that the pressure washing assets, which were under performing, were not significant to the Company since the Company is considered a shell company, and therefore, the disposition of those assets would not be detrimental to the Company.  Therefore, upon director and shareholder approval, on April 1, 2014, the Company disposed of the pressure washing assets to an interested Shareholder in exchange for the Shareholder’s surrender of his 500,000 shares of Company stock to the Company.  The Shareholder also agreed to take over the lease payments on the leased vehicle. To compensate Director Fan for his efforts in disposing of the assets, Director Fan transferred the 500,000 shares received from the Shareholder to himself. The compensation was submitted to the Shareholders for a vote, and was approved.

The shareholders loan money to the Company as needed.   All Shareholder loans were forgiven on May 5, 2014 as part of the share purchase agreement between then majority shareholder and an unrelated entity.  On that same day, in exchange for the former majority shareholder’s forgiving his existing debt and transfer of 33,250,000 of his shares, the Company co-signed a convertible promissory note with the former majority shareholder for $236,000.  The promissory note is payable in monthly installments beginning September 1, 2014, bears interest at an annual rate of 0.28%, and is convertible into company stock in the event of a default.